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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 24, 2003


                        Commission file number: 333-43523

                         Elgin National Industries, Inc.
             (Exact name of registrant as specified in its charter)
              Delaware                               36-3908410
              --------                               ----------
        (State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)               Identification No.)

      2001 Butterfield Road, Suite 1020, Downers Grove, Illinois 60515-1050
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                    (Address of principal executive offices)

                         Telephone Number: 630-434-7243
                         ------------------------------
               Registrant's telephone number, including area code

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Item 5.

On January 24, 2003 Elgin National Industries, Inc. entered into an agreement to extend, its Waiver and Fourth Amendment to Credit Agreement dated November 8, 2002, until February 28, 2003.







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ELGIN NATIONAL INDUSTRIES, INC.

                                       By  /s/ Wayne J. Conner
                                         ---------------------------------------
                                       Wayne J. Conner
                                       Vice President, Treasurer, and Chief
                                       Financial Officer
                                       (Duly Authorized Officer and Principal
                                       Financial Officer)

Dated: February 10, 2003